MUNICIPAL SECURITIES TRUST, SERIES 52

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement, dated September 25, 1991, among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee, and Kenny S&P Evaluation Services, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Municipal Securities Trust, Series 45 and 73rd Discount Series, and Subsequent Series, Trust Indenture and Agreement," dated July 20, 1989 (herein as amended or supplemented called the "Indenture"), and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.

                         W I T N E S S E T H T H A T :

                  In consideration of the premises and of the mutual agreements contained herein, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     PART I

                               STANDARD TERMS AND
                              CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as if those said provisions had been set forth in full in this instrument.


                                    PART II

                               SPECIAL TERMS AND
                              CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/5,000.


C/M  11939.0001 407393.1

                  (c) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on February 1, 1992 for monthly distributions, June 1 and December 1 of each year for semi-annual distributions (commencing on June 1, 1992) and December 1 of each year for annual distributions (commencing on December 1, 1992).

                  (d) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on February 15, 1992 for monthly distributions, June 15 and December 15 of each year for semi-annual distributions (commencing on June 15, 1992) and December 15 of each year for annual distributions (commencing on December 15, 1992).

                  (e) All Certificateholders of record on January 1, 1992 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after January 15, 1992 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (f) The First Settlement Date shall mean October 2, 1991.

                  (g) The number of Units referred to in Section 2.03 is 5,000.

                  (h) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $15, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

                  (i) For the purposes of Section 6.01(g), the liquidation amount is hereby specified to be $2,000,000.

                  (j) For the purposes of Section 6.04, the Trustee shall be paid per annum $.96 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.50 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.32 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.79 per Unit times the number of Units on the monthly distribution plan, $.50 per Unit plus $.29 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.32 per Unit plus $.47 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual distribution plan] of the amount of interest which accrues on any "when, as

                                                      -2-
C/M  11939.0001 407393.1
and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (k) For purposes of Section 7.04, the Depositors' annual fee is hereby specified to be $.25 per $1,000 principal amount of Bonds in the Trust.

                  (l) For purposes of this Series of Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.



                         [Signatures on separate pages]



                                      -3-
C/M  11939.0001 407393.1

                            BEAR, STEARNS & CO. INC.
                                   Depositor


                            By
                                     Authorized Signatory




STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF NEW YORK                          )


                  On this 6th day of September, 1991, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.




                                 Notary Public



                     CHRISTINE MATTINA
              NOTARY PUBLIC, State of New York
                       No. 03-4613788
                 Qualified in Bronx County
              Commission Expires Aug. 31, 1993






























                          Municipal Securities Trust,
                                   Series 52


                                      -4-
C/M  11939.0001 407393.1

                          GRUNTAL & CO., INCORPORATED
                                   Depositor

                          By
                                   Authorized Signatory



STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF NEW YORK                          )


                  On this 6th day of September, 1991, before me personally appeared George Bernard, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Gruntal & Co., Incorporated, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.




                                 Notary Public



                     CHRISTINE MATTINA
              NOTARY PUBLIC, State of New York
                       No. 03-4613788
                 Qualified in Bronx County
              Commission Expires Aug. 31, 1993
































                          Municipal Securities Trust,
                                   Series 52


                                                      -5-
C/M  11939.0001 407393.1

                             UNITED STATES TRUST COMPANY OF NEW YORK
                                      Trustee


                             By
                                   Assistant Vice President



(SEAL)

ATTEST:



Assistant Secretary

















































                          Municipal Securities Trust,
                                   Series 52


                                      -6-
C/M  11939.0001 407393.1

                            KENNY INFORMATION SYSTEMS, INC.



                            By
                                   President



(SEAL)

ATTEST:



Executive Vice President
and Secretary
















































                          Municipal Securities Trust,
                                   Series 52


                                      -7-
C/M  11939.0001 407393.1

                                                                     SCHEDULE A


                                            MUNICIPAL SECURITIES TRUST
                                                     PORTFOLIO


                                          -----------------------------
                                                    SERIES 52
                                          -----------------------------


                                              As of September 25,1991

                                             A MONTHLY PAYMENT SERIES
                                SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES



               Aggregate                  Name of Issuer and                          Coupon/    Redemption Feature         Cost of
 Portfolio     Principal                    Title of Bonds                            Maturity   S.F. - Sinking Fund       Bonds to
    No.          Amount                   Contracted for(5)             Ratings(1)   Date(s)(2)  Ref. - Refunding(2)       Trust(3)
-----------------------------------------------------------------------------------------------------------------------------------
  1         $  250,000   Alaska State Hsg. Insrd. Mtg. Prgm. Bonds 1990     Aa*      7.800%        12/01/15 @ 100 S.F.   $  263,313
                         First Series                                              12/01/2030      12/01/00 @ 102 Ref.

  2            500,000   Broward Cnty. Fla. Res. Rcvry. Rev. Bonds (SES      A*      7.950%        12/01/92 @ 100 S.F.      536,345
                         Broward Co., L.P. So. Prjt.) Series 1984                  12/01/2008      12/01/99 @ 103 Ref.

  3            500,000   Kentucky Dev. Finc. Auth. Hosp. Facs. Rev.          A-      7.125%        9/01/07 @ 100 S.F.       492,365
                         Bonds (St. Claire Med. Cntr. Inc. Prjt.) Series           9/01/2021       9/01/01 @ 102 Ref.
                         1991

  4            250,000   Maine St. Hsg. Auth. Mtg. Purch. Bonds Series       A+      7.100%        11/15/07 @ 100 S.F.      250,000
                         1991B                                                     11/15/2016      11/15/01 @ 102 Ref.

  5            500,000   Mich. St. Hosp. Finc. Auth. (McLaren Obligated      A+      7.500%        9/15/09 @ 100 S.F.       515,935
                         Group) Hosp. Rev. Bonds Series 1991A                      9/15/2021       9/15/01 @ 102 Ref.

  6            500,000   Mich. St. Hosp. Finc. Auth. Hosp. Rev. Bonds        A*      7/500%        2/15/12 @ 100 S.F.       513,425
                         (Sisters of Mercy Hlth. Corp.) Series 1991J               2/15/2018       2/15/01 @ 102 Ref.

  7            500,000   N.Y. State Dorm. Auth. City Univ. Sys. Consldtd.    A*      7.625%        7/01/06 @ 100 S.F.       517,545
                         Rev. Bonds Series 1990A                                   7/01/2020       7/01/00 @ 102 Ref.

  8            500,000   N.Y. State Dorm. Auth. City Univ. Ed. Facs. Rev.    A*      7.125%        5/15/10 @ 100 S.F.       500,795
                         Bonds Series 1989A                                        5/15/2017       5/15/99 @ 102 Ref.

  9            250,000   N.Y. State Thruway Auth. Local Hwy. & Bridge        A*      7.250%        1/01/04 @ 100 S.F.       252,835
                         Serv. Cntrct. Bonds Series 1991                           1/01/2010       1/01/01 @ 102 Ref.

 10            500,000(4)S.D. Hsg. Dev. Auth. Hmownrshp. Mtg. Rev.          Aa*      7.150%        5/01/12 @ 100 S.F.       500,000
                         Bonds Series 1991A                                        5/01/2027       5/01/01 @ 102 Ref.

 11            500,000   Matagorda Cnty. Tx. Navgtion. Dstrct. No. One      A3*      7.875%          No Sinking Fund        521,435
                         (Cent. Pwr. & Lt. Co. Prjt.) (AMT)                        12/01/2016      12/01/96 @ 102 Ref.

 12            250,000   III. Hsg. Dev. Auth. Multi-Fam. Hsg. Rev. Bonds     A+      0.000%       7/01/06 @ 13.676 S.F.      10,040
                         1983 Series A                                             7/01/2025          Non-Callable
        ----------------                                                                                                 ----------
            $5,000,000                                                                                                   $4,874,033
        ================                                                                                                 ==========


                                                      -8-
C/M  11939.0001 407393.1

               MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 41
                           REFERENCE TRUST AGREEMENT

                  This Reference Trust Agreement, dated September 25, 1991, among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee, and Kenny S&P Evaluation Services, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Municipal Securities Trust, Multi-State Series 37 and Subsequent Series, Trust Indenture and Agreement," dated June 30, 1989 (herein as amended or supplemented called the "Indenture"), and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.


                         W I T N E S S E T H T H A T :

                  In consideration of the premises and of the mutual agreements contained herein, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     PART I

                               STANDARD TERMS AND
                              CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as if those said provisions had been set forth in full in this instrument.


                                    PART II

                               SPECIAL TERMS AND
                              CONDITIONS OF TRUST

          The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.


C/M  11939.0001 407393.1

                  (b)      For the purposes of the definition of the Unit in
Article I, the fractional undivided interest in and ownership of each State Trust is as follows:


California Trust:                           1/3,000
New York Trust:                             1/5,000
Virginia Trust:                             1/3,000


                  (c) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on February 1, 1992 for monthly distributions, June 1 and December 1 of each year for semi-annual distributions (commencing on June 1, 1992) and December 1 of each year for annual distributions (commencing on December 1, 1992).

                  (d) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on February 15, 1992 for monthly distributions, June 15 and December 15 of each year for semi-annual distributions (commencing on June 15, 1992) and December 15 of each year for annual distributions (commencing on December 15, 1992).

                  (e) All Certificateholders of record on January 1, 1992 (the "First Record Date"), regardless of the plan distribution selected, will receive a distribution to be made on or shortly after January 15, 1992 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (f) The First Settlement Date shall mean October 2, 1991.

                  (g) The number of Units referred to in Section 2.03 for each State Trust is as follows:


California Trust:                             3,000
New York Trust:                               5,000
Virginia Trust:                               3,000


                  (h) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $15, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).


                                                      -2-
C/M  11939.0001 407393.1

                  (i) For the purposes of Section 6.01(g), the liquidation amount of each State Trust is hereby specified to be as follows:


California Trust:                                    $1,200,000
New York Trust:                                      $2,000,000
Virginia Trust:                                      $1,200,000


                  (j) For the purposes of Section 6.04, the Trustee shall be paid per annum $1.05 per $1,000 principal amount of Bonds for that portion of the California Trust under the monthly distribution plan, $.60 per $1,000 principal amount of Bonds for that portion of the California Trust under the semi-annual distribution plan and $.35 per $1,000 principal amount of Bonds for that portion of the California Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.88 per Unit times the number of Units on the monthly distribution plan, $.60 per Unit plus $.28 of the California Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.35 per Unit plus $.53 of the California Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the California Trust and the respective dates of delivery of such Bonds.

                  (k) For the purposes of Section 6.04, the Trustee shall be paid per annum $.96 per $1,000 principal amount of Bonds for that portion of the New York Trust under the monthly distribution plan, $.50 per $1,000 principal amount of Bonds for that portion of the New York Trust under the semi-annual distribution plan and $.32 per $1,000 principal amount of Bonds for that portion of the New York Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.79 per Unit times the number of Units on the monthly distribution plan, $.50 per Unit plus $.29 of New York Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.32 per Unit plus $.47 of New York Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the New York Trust and the respective dates of delivery of such Bonds.

                  (l) For the purposes of Section 6.04, the Trustee shall be paid per annum $1.05 per $1,000 principal amount of Bonds for that portion of the Virginia Trust under the monthly distribution plan, $.60 per $1,000 principal amount of Bonds for

                                                      -3-
C/M  11939.0001 407393.1
that portion of the Virginia Trust under the semi-annual distribution plan and $.35 per $1,000 principal amount of Bonds for that portion of the Virginia Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.88 per Unit times the number of Units on the monthly distribution plan, $.60 per Unit plus $.28 of the Virginia Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.35 per Unit plus $.53 of the Virginia Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Virginia Trust and the respective dates of delivery of such Bonds.

                  (m) For purposes of Section 7.04, the Depositors' annual fee is hereby specified to be $.25 per $1,000 principal amount of Bonds in the State Trusts.

                  (n) For purposes of this Series of Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.


         IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.


                         [Signatures on separate pages)




                                      -4-
C/M  11939.0001 407393.1

                            BEAR, STEARNS & CO. INC.
                                   Depositor


                             By
                                      Authorized Signatory




STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF NEW YORK                          )


                  On this 6th day of September, 1991, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.




                                 Notary Public



                     CHRISTINE MATTINA
              NOTARY PUBLIC, State of New York
                       No. 03-4613788
                 Qualified in Bronx County
              Commission Expires Aug. 31, 1993






























                          Municipal Securities Trust,
                                   Series 41


                                      -5-
C/M  11939.0001 407393.1

                          GRUNTAL & CO., INCORPORATED
                                   Depositor

                          By
                                   Authorized Signatory



STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF NEW YORK                          )


                  On this 6th day of September, 1991, before me personally appeared George Bernard, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Gruntal & Co., Incorporated, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.




                                 Notary Public



                     CHRISTINE MATTINA
              NOTARY PUBLIC, State of New York
                       No. 03-4613788
                 Qualified in Bronx County
              Commission Expires Aug. 31, 1993
































                          Municipal Securities Trust,
                                   Series 41


                                                      -6-
C/M  11939.0001 407393.1

                            UNITED STATES TRUST COMPANY OF NEW YORK
                                     Trustee


                            By
                                   Assistant Vice President



(SEAL)

ATTEST:



Assistant Secretary

















































                          Municipal Securities Trust,
                                   Series 41


                                      -7-
C/M  11939.0001 407393.1

                              KENNY INFORMATION SYSTEMS, INC.



                              By
                                   President



(SEAL)

ATTEST:



Executive Vice President
and Secretary
















































                          Municipal Securities Trust,
                                   Series 41


                                      -8-
C/M  11939.0001 407393.1

                                                                                                         SCHEDULE A


                                            MUNICIPAL SECURITIES TRUST
                                               MULTI-STATE SERIES 41

                                                     PORTFOLIO


                                        --------------------------------------
                                                  CALIFORNIA TRUST
                                        --------------------------------------


                                              As of September 25,1991

                                             A MONTHLY PAYMENT SERIES
                                SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES



            Aggregate                Name of Issuer and                            Coupon/     Redemption Feature       Cost of
 Portfolio  Principal                  Title of Bonds                             Maturity    S.F. - Sinking Fund       Bonds to
    No.      Amount                   Contracted for(5)               Ratings(1) Date(s)(2)   Ref. - Refunding(2)       Trust(3)
-----------------------------------------------------------------------------------------------------------------------------------
      1      $  400,000   Calif. Hlth. Facs. Fincg. Auth. Hosp. Rev.      A1*      6.950%     10/01/05 @ 100 S.F.       $  401,604
                          Bonds (San Diego Hosp. Assoc.) Series 1991A            10/01/2021   10/01/01 @ 102 Ref.

      2         125,000   Calif. Hlth. Facs. Fincg. Auth. Rev. Bonds (St. AA-      6.750%      7/01/11 @ 100 S.F.          123,402
                          Joseph Hlth. Sys.) Series 1991A                         7/01/2021    7/01/01 @ 102 Ref.

      3         275,000   Fresno Calif. Wtr. Sys. Rev. Bonds Series       A*       7.250%      6/01/06 @ 100 S.F.          283,886
                          1990A                                                   6/01/2010    6/01/98 @ 102 Ref.

      4         400,000   Los Angeles Calif. Cnvntn. & Exhib. Cntr.     A1Con.*    7.000%      8/15/19 @ 100 S.F.          404,512
                          Auth. Rfndg. Rev. Bonds Certs. of Part. Series          8/15/2020   8/15/99 @ 101.5 Ref.
                          1989A

      5         400,000   Los Angeles Calif. Trans. Commsn. Sales Tax     A+       6.750%      7/01/07 @ 100 S.F.          400,000
                          Rev. Bonds Series 1991A                                 7/01/2011    7/01/01 @ 102 Ref.

      6         400,000   Los Angeles Calif. Waste Wtr. Sys. Rev. Bonds   A1*      7.000%       No Sinking Fund            405,420
                          Series 1991A                                            7/01/2009    2/01/99 @ 102 Ref.

      7         400,000   So. Calif. Pub. Pwr. Auth. Multiple Prjt. Rev.   A       7.000%      7/01/06 @ 100 S.F.          404,456
                          Bonds Series 1989                                       7/01/2009    7/01/00 @ 102 Ref.

      8         195,000   P.R. Elec. Pwr. Auth. Pwr. Rev. Bonds           A-       7/125%       No Sinking Fund            198,266
                          Series O                                                7/01/2014   7/01/99 @ 101.5 Ref.

      9         255,000   P.R. Pub. Bldgs. Auth. Rev. Bonds Series H       A       7.250%      7/01/10 @ 100 S.F.          261,227
                                                                                  7/01/2017   7/01/98 @ 101.5 Ref.

     10         150,000   Redding Cal. Elec. Sys. Rev. Certs. of Part.    AAA      0.000%    7/01/15 @ 75.356 S.F.          21,783
                          Series 1989A (MBIA Corp.)                               7/01/2019  7/10/99 @ 24.784 Ref.
           --------------                                                                                           ---------------
             $3,000,000                                                                                                 $2,904,556
           ==============                                                                                           ===============





                                      -9-
C/M  11939.0001 407393.1

                                                                     SCHEDULE A

                                                     MUNICIPAL SECURITIES TRUST
                                                        MULTI-STATE SERIES 41

                                                              PORTFOLIO

                                             --------------------------------------
                                                             NEW YORK TRUST
                                             --------------------------------------

                                                       As of September 25,1991

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES



           Aggregate                  Name of Issuer and                            Coupon/       Redemption Feature        Cost of
 Portfolio Principal                    Title of Bonds                             Maturity      S.F. - Sinking Fund        Bonds to
    No.      Amount                    Contracted for(5)             Ratings(1)   Date(s)(2)     Ref. - Refunding(2)        Trust(3)
------------------------------------------------------------------------------------------------------------------------------------
   1    $  500,000    N.Y. State Dorm. Auth. City Univ. Sys.             A*         7.625%        7/01/06 @ 100 S.F.      $ 517,545
                      Consldtd. Rev. Bonds Series 1990A                            7/01/2020      7/01/00 @ 102 Ref.

   2       155,000    Dorm. Auth. of the State of N.Y. Rev. Bonds        A*         7.600%        7/01/06 @ 100 S.F.        160,151
                      Upstate Cmmnty. (Cllgs. 1990A Issue                          7/01/2020      7/01/00 @ 102 Ref.

   3       465,000    N.Y. State Dorm. Auth. State Univ. Ed. Facs.       A*         7.700%        5/15/06 @ 100 S.F.        485,526
                      Rev. Bonds Series 1990A                                      5/15/2012      5/15/00 @ 102 Ref.

   4       500,000    N.Y. Local Gov. Asst. Corp. (A Pub. Benefit        A+         7.000%        4/01/16 @ 100 S.F.        496,900
                      Corp. of the State of N.Y.) Rev. Bonds Series                4/01/2021      4/01/01 @ 102 Ref.
                      1991C

   5       350,000    N.Y. State Med. Care Facs. Finc. Agncy. Rev.       A          7.375%        8/15/92 @ 100 S.F.        355,477
                      Bonds Mental Hlth. Servs.                                    2/15/2014      8/15/99 @ 102 Ref.

   6        95,000    N.Y. State Med. Care Facs. Finc. Agncy. Mental     A*         7.750%        2/15/05 @ 100 S.F.         99,327
                      Hlth. Svs. Facs. Imprvmt. Rev. Bonds Series                  8/15/2008      8/15/98 @ 102 Ref.
                      1988B

   7       100,000    N.Y. State Med. Care Facs. Finc. Agncy. Mental     A*         7.750%        2/15/08 @ 100 S.F.        105,408
                      Hlth. Svs. Facs. Imprvmt. Rev. Bonds Series                  8/15/2011      2/15/01 @ 102 Ref.
                      1991A

   8       500,000    N.Y. State Thruway Auth. Local Hwy. & Bridge       A          7.250%        1/01/04 @ 100 S.F.        505,670
                      Serv. Cntrct. Bonds Series 1991                              1/01/2010      1/01/01 @ 102 Ref.

   9       400,000    N.Y. State Urb. Dev. Corp. Correc. Facs. Rev.      A*         6.000%        1/01/18 @ 100 S.F.        349,376
                      Bonds Series G                                               1/01/2019      1/01/00 @ 100 Ref.

  10       500,000    N.Y. State Urb. Dev. Corp. Prjt. Rev. Bonds        A*         7.375%        1/01/02 @ 100 S.F.        510,460
                      (Univ. of Rochester Cntr. for Electro-Optic                  1/01/2021      1/01/01 @ 102 Ref.
                      Imaging Grant) Series 1991

  11       200,000    N.Y. State Urb. Dev. Corp. Prjt. Rev. Bonds        A*         8.000%        1/01/01 @ 100 S.F.        212,968
                      (Clarkson Cntr. for Advanced Materials                       1/01/2020      1/01/01 @ 102 Ref.
                      Processing Grant) Series 1990

  12       500,000    Metro. Trans. Auth. Trans. Facs. 1987 Serv.        A*         6.000%        7/01/17 0 100 S.F.        436,340
                      Cntrct. Bond Series 3                                        7/01/2019      7/01/00 @ 100 Ref.

  13       500,000    N.Y. City Genl. Oblig. Rev. Bonds Series F         A-         8.250%         No Sinking Fund          525,395
                                                                                  11/15/2018    11/15/01 @ 101.5 Ref.

  14       235,000    N.Y. State Mtg. Agncy. Hmownr. Mtg. Rev.          Aa*         0.000%       4/01/12 @ 52.88 S.F.        23,109
                      Bonds Series II                                              4/01/2020     4/01/99 @ 19.34 Ref.


       -------------                                                                                                   -------------
        $5,000,000                                                                                                       $4,783,652
       =============                                                                                                  ==============


                                      -10-
C/M  11939.0001 407393.1

                                                                                                                         SCHEDULE A


                                                     MUNICIPAL SECURITIES TRUST
                                                        MULTI-STATE SERIES 41

                                                              PORTFOLIO


                                             --------------------------------------
                                                            VIRGINIA TRUST
                                             --------------------------------------


                                                       As of September 25,1991

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES




            Aggregate                                                                     Coupon/     Redemption Feature    Cost of
 Portfolio  Principal                                                                     Maturity   S.F. - Sinking Fund    Bonds to
    No.      Amount     Name of Issuer and Title of Bonds Contracted for(5) Ratings (1) Date(s) (2)  Ref. - Refunding (2)  Trust (3)
-----------------------------------------------------------------------------------------------------------------------------------

     1      $500,000    Va. Hsg. Dev. Auth. Multi.-Fam. Hsg. Rev. Bonds         AA       7.100%     5/01/05 @ 100 S.F.     $507,500
                        Series 1991F                                                   5/01/2013    5/01/01 @ 102 Ref.

     2       400,000    Arlington Cnty. Va. Ind. Dev. Auth. Hosp. Rev. Bonds    A1*      7.125%     9/01/12 @ 100 S.F.     403,972
                        (The Arlington Hosp.) Series 1991A                             9/01/2021    9/01/01 @ 102 Ref.

     3       425,000    Augusta Cnty. Va. Ind. Dev. Auth. Hosp. Rev. Bonds      A*       7.000%     9/01/13 @ 100 S.F.     425,000
                        (Augusta Hosp. Corp. Prjt.) Series 1991                        9/01/2021    9/01/01 @ 102 Ref.

     4       180,000    Fairfax Cnty. Va. Econ. Dev. Auth. Res. Rec. Rev.       Aa*      7.750%     2/01/05 @ 100 S.F.     191,848
                        Bonds (Ogden Martin Sys. of Fairfax                            2/01/2011    2/01/99 @ 103 Ref.
                        Inc Prjt.) Series 1988A (AMT)

     5       450,000    Fairfax Cnty. Va. Wtr. Auth. Wtr. Rev. Bonds Series    Aa1*      6.125%     1/01/28 @ 100 S.F.     420,435
                        1989                                                           1/01/2029    1/01/00 @ 100 Ref.

     6       145,000    Richmond Va. Genl. Oblig. Pub. Imprvmt. Rev. Bonds      AA       6.250%     1/15/12 @ 100 S.F.     138,438
                        Series 1991A                                                   1/15/2021    1/15/01 @ 102 Ref.

     7       500,000    Upper Occoquan Va. Swg. Auth. Rgnl. Swrg. Sys. Rev.     AAA      6.500%     7/01/12 @ 100 S.F.     493,780
                        Bonds Series 1991 (MBIA Corp.)                                 7/01/2017    7/01/01 @ 102 Ref.

     8       400,000    P.R. Elec. Pwr. Auth. Pwr. Rev. Bonds Series 0          A-       6.000%      No Sinking Fund       362,380
                                                                                                    7/01/99 @ 100 Ref.
           ------------                                                                                                 -----------

           $3,000,000                                                                                                    $2,943,353
           ============                                                                                                 ===========


                                      -11-
C/M  11939.0001 407393.1

                     MUNICIPAL SECURITIES TRUST, SERIES 53
                           REFERENCE TRUST AGREEMENT

                  This Reference Trust Agreement, dated November 19, 1992, among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee, and Kenny S&P Evaluation Services, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Municipal Securities Trust, Series 45 and 73rd Discount Series, and Subsequent Series, Trust Indenture and Agreement," dated July 20, 1989 (herein as amended or supplemented called the "Indenture"), and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.


                         W I T N E S S E T H T H A T :

                  In consideration of the premises and of the mutual agreements contained herein, the Depositors, the Trustee, and the Evaluator agree as follows:

                                     PART I

                               STANDARD TERMS AND
                              CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as if those said provisions had been set forth in full in this instrument except, however, that all references to the words "Standard & Poor's Corporation" appearing therein are hereby deleted and the words "Kenny S&P Evaluation Services" are hereby added in place thereof.




C/M  11939.0001 407393.1

                                    PART II

                               SPECIAL TERMS AND
                              CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:


                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/4,000.

                  (c) The fiscal year for the Trust shall end on June 30th of each year.


                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on April 1, 1993 for monthly distributions, June 1 and December 1 of each year for semi-annual distributions (commencing on June 1, 1993) and December 1 of each year for annual distributions (commencing on December 1, 1993).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on April 15, 1993 for monthly distributions, June 15 and December 15 of each year for semi-annual distributions (commencing on June 15, 1993) and December 15 of each year for annual distributions (commencing on December 15, 1993).

                  (f) All Certificateholders of record on March 1, 1993 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after March 15, 1993 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (g) The First Settlement Date shall mean November 27, 1992.

                  (h) The number of Units referred to in Section 2.03 is 4,000.

                  (i) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the

                                                      -2-
C/M  11939.0001 407393.1
aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

                  (j) For the purposes of Section 6.01(g), the liquidation amount is hereby specified to be $1,600,000.

                  (k) For the purposes of Section 6.04, the Trustee shall be paid per annum $1.10 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.63 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.36 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.93 per Unit times the number of Units on the monthly distribution plan, $.63 per Unit plus $.30 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.36 per Unit plus $.57 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (l) For purposes of Section 7.04, the Depositors' annual fee is hereby specified to be $.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.



                                          (Signatures on separate pages]



                                                      -3-
C/M  11939.0001 407393.1

                            BEAR, STEARNS & CO. INC.
                                   Depositor


                            By
                                     Authorized Signatory




STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF NEW YORK                          )


                  On this 18th day of November, 1992, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.




                                 Notary Public



                       TERESA SCILLA
              NOTARY PUBLIC, State of New York
                     No. _____________
               Qualified in the County of New
                            York
              Commission Expires Aug. 31, 1994





























                          Municipal Securities Trust,
                                   Series 53


                                      -4-
C/M  11939.0001 407393.1

                          GRUNTAL & CO., INCORPORATED
                                   Depositor

                           By
                                    Authorized Signatory



STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF NEW YORK                          )


                  On this 17th day of November, 1992, before me personally appeared Robert Sablowsky, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Gruntal & Co., Incorporated, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.




                                 Notary Public



                       GAIL R. BLAIZE
              NOTARY PUBLIC, State of New York
                     No. 24-01BL4916761
                 Qualified in Kings County
              Commission Expires December 28,
                            1993































                          Municipal Securities Trust,
                                   Series 53


                                      -5-
C/M  11939.0001 407393.1

                            UNITED STATES TRUST COMPANY OF NEW YORK
                                     Trustee


                            By
                                    Assistant Vice President



(SEAL)

ATTEST:



Assistant Secretary

















































                          Municipal Securities Trust,
                                   Series 53


                                      -6-
C/M  11939.0001 407393.1

                           KENNY INFORMATION SYSTEMS, INC.



                           By
                                   President



(SEAL)

ATTEST:



Executive Vice President
and Secretary
















































                          Municipal Securities Trust,
                                   Series 53


                                      -7-
C/M  11939.0001 407393.1

                                                                                                         SCHEDULE A


                                            MUNICIPAL SECURITIES TRUST
                                                     PORTFOLIO


                                             -------------------------
                                                    SERIES 53
                                             -------------------------


                                              As of November 19,1992

                                             A MONTHLY PAYMENT SERIES
                                SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES



            Aggregate                      Name of Issuer and                     Coupon/    Redemption Feature    Cost of
 Portfolio  Principal                        Title of Bonds                      Maturity   S.F. - Sinking Fund    Bonds to
    No.       Amount                        Contracted for(5)       Ratings(1)  Date(s)(2)   Opt. - Optional(2)    Trust(3)
--------------------------------------------------------------------------------------------------------------------------------

   1       $100,000   Calif Hlth. Facs. Fincg. Auth. Hosp. Rev. Bonds  A1*      6.950%    10/01/05 @ 100 S.F.  $ 103,458
                      (San Diego Hosp. Assoc.) Series 1991A                   10/01/2021  10/01/01 @ 102 Opt.

   2        500,000   Il. Hlth. Facs. Auth. Rev. Bonds (Alexian Bros.   A*      6.800%    1/01/16 @ 100 S.F.     496,810
                      Med. Cntr. Inc. Prjt.) Series 1992A                      1/01/2022  1/01/02 @ 102 Opt.

   3        370,000   Il. State Toll Hwy. Auth. Toll Hwy. Priority Rev. A+      6.375%    1/01/13 @ 100 S.F.     366,718
                      Bonds 1992 Series A                                      1/01/2015  1/01/03 @ 102 Opt.

   4        460,000   Village of Streamwood Il. Multi-Fam. Hsg. Rev.   Aa*      6.700%    5/01/07 @ 100 S.F.     456,881
                      Bonds (FHA Insrd. Mtg. Loan-Southgate Manors             11/1/2028  1/01/01 @ 103 Opt.
                      Prjt.) Series 1992

   5        460,000   In. Trans. Finc. Auth. Arpt. Facs. Lease Rev.      A      6.250%    11/01/12 @ 100 S.F.    440,735
                      Bonds Series A                                          11/01/2016  11/01/02 @ 102 Opt.

   6        470,000   N.M. Mtg. Finc. Auth. Hosp. Sngle. Fam. Mtg.      AA      6.900%    1/01/13 @ 100 S.F.     479,358
                      Purch. Rfndg. Sr. Bonds 1992 Series A                    7/01/2024  7/01/02 @ 102 Opt.

   7        460,000(4)Richland Cnty. S.C. Poll. Cntr. Rev. Rfndg.      A1*      6.550%      No Sinking Fund      460,000
                      Bonds (Union Camp Corp. Prjt.) Series 1992C             11/01/2020  11/01/02 @ 102 Opt.

   8        460,000   Tx. Natl. Res. Lab Commnty. Finc. Corp.          Aa*      7.100%    12/01/13 @ 100 S.F.    474,173
                      Superconducting Super Collider Prjt. Lease Rev.         12/01/2021  12/01/01 @ 102 Opt.
                      Bonds

   9        500,000   Wisc. Hlth. & Ed. Facs. Auth. (Mercy Hosp. of     A*      6.600%    8/15/12 @ 100 S.F.     490,360
                      Janesville) Rev. Bonds                                   8/15/2022  8/15/02 @ 102 Opt.

  10        220,000   Savannah Ga. Econ. Dev. Auth. Rev. Bonds        Aaa*      0.000%      No Sinking Fund       31,121
                      (Southern Care Corp. Fac.) Series 1991C                 12/01/2021         None

         $4,000,000                                                                                           $3,799,614
         ==========                                                                                           ==========


                                      -8-
C/M  11939.0001 407393.1

               MUNICIPAL SECURITIES TRUST, MULTI-STATE SERIES 42
                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement, dated November 19, 1992, among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee, and Kenny S&P Evaluation services, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Municipal Securities Trust, Multi-State Series 37 and Subsequent Series, Trust Indenture and Agreement," dated June 30, 1989 (herein as amended or supplemented called the "Indenture"), and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.


                         W I T N E S S E T H T H A T :

                  In consideration of the premises and of the mutual agreements contained herein, the Depositors, the Trustee, and the Evaluator agree as follows:

                                     PART I

                               STANDARD TERMS AND
                              CONDITIONS OF TRUST


                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as if those said provisions had been set forth in full in this instrument, except, however, that all references to the words "Standard & Poor's Corporation" appearing therein are hereby deleted and the words "Kenny S&P Evaluation Services" are hereby added in place thereof.




C/M  11939.0001 407393.1

                                    PART II

                               SPECIAL TERMS AND
                              CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I, the fractional undivided interest in and ownership of each State Trust is as follows:

         California Trust:                  1/2,500
         New York Trust:                    1/2,500
         Virginia Trust:                    1/3,000

                  (c) The fiscal year for each State Trust shall end on June 30th of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on April 1, 1993 for monthly distributions, June 1 and December 1 of each year for semi-annual distributions (commencing on June 1, 1993) and December 1 of each year for annual distributions (commencing on December 1, 1993).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on April 15, 1993 for monthly distributions, June 15 and December 15 of each year for semi-annual distributions (commencing on June 15, 1993) and December 15 of each year for annual distributions (commencing on December 15, 1993).

                  (f) All Certificateholders of record on March 1, 1993 (the "First Record Date"), regardless of the plan distribution selected, will receive a distribution to be made on or shortly after March 15, 1993 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.


                                                      -2-
C/M  11939.0001 407393.1

                  (g) The First Settlement Date shall mean November 27, 1992.

                  (h) The number of Units referred to in Section 2.03 for each State Trust is as follows:

                  California Trust:                  2,500
                  New York Trust:                    2,500
                  Virginia Trust:                    3,000

                  (i) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $5, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

                  (j) For the purposes of Section 6.01(g), the liquidation amount of each State Trust is hereby specified to be as follows:

                  California Trust:                  $1,000,000
                  New York Trust:                    $1,000,000
                  Virginia Trust:                    $1,200,000

                  (k) For the purposes of Section 6.04, the Trustee shall be paid per annum $1.10 per $1,000 principal amount of Bonds for that portion of the California Trust under the monthly distribution plan, $.63 per $1,000 principal amount of Bonds for that portion of the California Trust under the semi-annual distribution plan and $.36 per $1,000 principal amount of Bonds for that portion of the California Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.93 per Unit times the number of Units on the monthly distribution plan, $.63 per Unit plus $.30 of the California Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.36 per Unit plus $.57 of the California Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the,first settlement date of the California Trust and the respective dates of delivery of such Bonds.

                  (l) For the purposes of Section 6.04, the Trustee shall be paid per annum $1.10 per $1,000 principal amount of Bonds for that portion of the New York Trust under the monthly distribution plan, $.63 per $1,000 principal amount of Bonds for that portion of the New York Trust under the semi-annual distribution plan and $.36 per $1,000 principal amount of Bonds for that portion of the New York Trust under the annual distribution plan. During the first year after the date hereof,

                                                      -3-
C/M  11939.0001 407393.1
such payments to the Trustee will be reduced by a portion [a maximum of $.93 per Unit times the number of Units on the monthly distribution plan, $.63 per Unit plus $.30 of New York Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.36 per Unit plus $.57 of New York Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the New York Trust and the respective dates of delivery of such Bonds.

                  (m) For the purposes of Section 6.04, the Trustee shall be paid per annum $1.10 per $1,000 principal amount of Bonds for that portion of the Virginia Trust under the monthly distribution plan, $.63 per $1,000 principal amount of Bonds for that portion of the Virginia Trust under the semi-annual distribution plan and $.36 per $1,000 principal amount of Bonds for that portion of the Virginia Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.93 per Unit times the number of Units on the monthly distribution plan, $.63 per Unit plus $.30 of the Virginia Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.36 per Unit plus $.57 of the Virginia Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Virginia Trust and the respective dates of delivery of such Bonds.

                  (n) For purposes of Section 7.04, the Depositors' annual fee is hereby specified to be $.25 per $1,000 principal amount of Bonds in the State Trusts.

                  (o) For purposes of this Series of Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.


                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         (Signatures on separate pages]



                                      -4-
C/M  11939.0001 407393.1

                            BEAR, STEARNS & CO. INC.
                                   Depositor


                           By
                                    Authorized Signatory




STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF NEW YORK                          )


                  On this 18th day of November, 1992, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.




                                 Notary Public



                       TERESA SCILLA
              NOTARY PUBLIC, State of New York
                      No. ____________
               Qualified in the County of New
                            York
                 Term Expires Aug. 31, 1994





























                          Municipal Securities Trust,
                             Multi-State Series 42


                                                      -5-
C/M  11939.0001 407393.1

                          GRUNTAL & CO., INCORPORATED
                                   Depositor

                          By
                                   Authorized Signatory



STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF NEW YORK                          )


                  On this 17th day of November, 1992, before me personally appeared Robert Sablowsky, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Gruntal & Co., Incorporated, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.




                                 Notary Public



                       GAIL R. BLAIZE
              NOTARY PUBLIC, State of New York
                     No. 24-01BL4916761
                 Qualified in Kings County
              Commission Expires December 28,
                            1993































                          Municipal Securities Trust,
                             Multi-State Series 42


                                                      -6-
C/M  11939.0001 407393.1

                            UNITED STATES TRUST COMPANY OF NEW YORK
                                     Trustee


                            By
                                   Assistant Vice President



(SEAL)

ATTEST:



Assistant Secretary

















































                          Municipal Securities Trust,
                             Multi-State Series 42


                                                      -7-
C/M  11939.0001 407393.1

                          KENNY INFORMATION SYSTEMS, INC.



                          By
                                   President



(SEAL)

ATTEST:



Executive Vice President
and Secretary
















































                          Municipal Securities Trust,
                             Multi-State Series 42


                                      -8-
C/M  11939.0001 407393.1

                                                                                                         SCHEDULE A


                                            MUNICIPAL SECURITIES TRUST
                                               MULTI-STATE SERIES 42

                                                     PORTFOLIO

                         -----------------------------------------------------------------------
                                         CALIFORNIA TRUST (Long-Intermediate)
                         -----------------------------------------------------------------------


                                              As of November 19, 1992

                                             A MONTHLY PAYMENT SERIES
                                SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES


                Aggregate                         Name of Issuer and                       Coupon/    Redemption Feature    Cost of
 Portfolio      Principal                           Title of Bonds                        Maturity   S.F. - Sinking Fund    Bonds to
    No.           Amount                           Contracted for(5)         Ratings(1)  Date(s)(2)   Opt. - Optional(2)    Trust(3)
-----------------------------------------------------------------------------------------------------------------------------------

   1          $ 300,000    Coachilla Valley Ca. Wtr. Dstrct. 1992 Certs. of Part. A*     6.350%       No Sinking Fund   $ 302,457
                           (Flood Cntrl. Prjt.) Imprvmt. Dstrct. No. 71 (Storm          10/01/2004    10/01/02 @ 102 Opt.
                           Wtr. Dstrct) (Riverside, Imperial, & San Diego Cntys.
                           Ca.)

   2          300,000      Desert Ca. Hosp. Dstrct. Insrd. Hosp. Rev. Certs. of  AAA      6.250%      No Sinking Fund     304,623
                           Part. (Desert Hosp. Corp. Prjt.) Series 1992 (Capital        7/01/2003     7/01/02 @ 102 Opt.
                           Guaranty)

   3          350,000      Fresno Cnty. Ca. Certs. of Part. Fresno Unified Schl. A(Con.)* 6.500%      No Sinking Fund     351,208
                           Dstrct. For Project Phase IX Series 1992B                     5/01/2006    5/01/00 @ 102 Opt.

   4          300,000      Los Angeles Cnty. Ca. Trans. Cmmsion. Propstion. C    A1*      6.200%      No Sinking Fund     303,690
                           Sales Tax Rev. Bonds Second Sr. Bonds Series 1992A            7/01/2004    None

   5          300,000(4)   Oakland Ca. Statewide Cmmntys. Dev. Auth. 1992        AAA      6.000%      No Sinking Fund     300,000
                           Lease Rev. Bonds (City of Oakland Cnvntn. Cntrs.              10/01/2004    10/01/02 @ 102 Opt.
                           Prjt.) (AMBAC)

   6          315,000      Orange Cnty. Ca. Trans. Dstrct. Certs. of Part. (1990 A1*      6.750%      12/01/00 @ 100 S.F. 325,735
                           Bus Acqstion. Prjt.) Fincg. Corp.                            12/01/2005    12/01/00 @ 101 Opt.

   7          120,000      City of Santa Monica Ca. Redev. Agncy. Ocean Park     A+       6.200%      No Sinking Fund     120,000
                           Redev. Prjts. Rev. Rfndg. Bonds Series 1992                   7/01/2005    7/01/02 @ 102 Opt.

   8          140,000      City of Santa Monica Ca. Redev. Agncy. Ocean Park     A+       6.300%      No Sinking Fund     140,000
                           Redev. Prjts. Rev. Rfndg. Bonds Series 1992                   7/01/2006    7/01/02 @ 102 Opt.

   9          250,000      P.R. Cmmnwlth. Hwy. Auth. Hwy. Rev. Rfndg.            A        6.750%      7/01/05 @ 100 S.F.  258,910
                           Bonds Series R                                                7/01/2005    7/01/00 @ 102 Opt.

  10          125,000      Cmmnwlth. of P.R. Pub. Imprvmnt. Genl. Oblig.         A        0.000%      No Sinking Fund      54,061
                           Rfndg. Rev. Bonds Series 1988                                7/01/2006     None

           $2,500,000                                                                                                  $2,460,684
           ==========                                                                                                  ==========


                                      -9-
C/M  11939.0001 407393.1

                                                                                                                          SCHEDULE A


                                                     MUNICIPAL SECURITIES TRUST
                                                        MULTI-STATE SERIES 42

                                                              PORTFOLIO

                                                  ----------------------------------
                                                           NEW YORK TRUST
                                                  ----------------------------------


                                                       As of November 19, 1992

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES



                Aggregate                         Name of Issuer and                   Coupon/    Redemption Feature   Cost of
 Portfolio      Principal                           Title of Bonds                    Maturity   S.F. - Sinking Fund   Bonds to
    No.           Amount                           Contracted for(5)    Ratings(1)   Date(s)(2)   Opt. - Optional(2)   Trust(3)
------------------------------------------------------------------------------------------------------------------------------------


   1        $ 255,000      N.Y. State Genl. Oblg. Rev. Bonds                  A*        6.875%      No Sinking Fund    $ 263,558
                                                                                      3/01/2020    3/01/02 @ 102 Opt.

   2          270,000      N.Y. State Hsg. Finc. Agncy. Insrd. Multi-Fam.     AAA       6.500%    2/15/15 @ 100 S.F.     270,675
                           Mtg. Hsg. Rev. Bonds 1992 Series C                          8/15/2024 8/15/2024 @ 102 Opt.

   3          250,000      N.Y. Local Gov. Assis. Corp. (A Pub. Benefit        A        7.000%    4/01/12 @ 100 S.F.     259,295
                           Corp. of the State of N.Y.) Rev. Bonds Series               4/01/2016  4/01/01 @ 102 Opt.
                           1991A

   4          350,000      N.Y. State Med. Care Facs. Finc. Agncy. Hosp. &    Aa*       6.650%    8/15/04 @ 100 S.F.     351,750
                           Nrsg. Home Insrd. Mtg. Rev. Bonds 1992                      8/15/2032  8/15/02 @ 102 Opt.
                           Series C

   5          350,000      N.Y. City Genl. Oblig. Rev. Bonds Series C         A-        7.000%      No Sinking Fund      355,537
                           Subseries C1                                                8/01/2016 8/01/02 @ 101.5 Opt.

   6          300,000      N.Y. City Muni. Wtr. Finc. Auth. Wtr. & Swr.       A*        6.000%    6/15/17 @ 100 S.F.     281,127
                           Sys. Rev. Bonds Fiscal 1990 Series A                        6/15/2019  6/15/99 @ 100 Opt.

   7          300,000      Oneida N.Y. Hlth. Care Corp. Mtg. Rev. Bonds       AA-       7.200%    2/01/07 @ 100 S.F.     317,160
                           (FHA Insrd. Mtg. Loan-Oneida Hlth. Care Corp.               8/01/2031  8/01/01 @ 102 Opt.
                           Resdntl. Hlth. Care Fac. Prjt.) Series 1991A

   8          300,000      P.R. Commnwlth. Hwy. & Trans. Auth. Hwy. Rev.       A        6.625%    7/01/13 @ 100 S.F.     304,218
                           Bonds                                                       7/01/2018 7/01/02 @ 101.5 Opt.

   9          125,000      N.Y. State Mtg. Agncy. Hmownr. Mtg. Rev.           Aa*       0.000%   4/01/12 @ 52.88 S.F.     12,312
                           Bonds Series II                                             4/01/2020 4/01/99 @ 19.34 Opt.


           $2,500,000                                                                                                 $2,415,632
           ==========                                                                                                 ==========



                                                      -10-
C/M  11939.0001 407393.1

                                                                                                                          SCHEDULE A


                                                     MUNICIPAL SECURITIES TRUST
                                                        MULTI-STATE SERIES 42

                                                              PORTFOLIO

                                                  ----------------------------------
                                                           VIRGINIA TRUST
                                                  ----------------------------------


                                                       As of November 19, 1992

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES



             Aggregate                   Name of Issuer and                            Coupon/       Redemption Feature    Cost of
 Portfolio   Principal                     Title of Bonds                             Maturity      S.F. - Sinking Fund    Bonds to
    No.        Amount                     Contracted for(5)             Ratings(1)   Date(s)(2)      Opt. - Optional(2)    Trust(3)
-----------------------------------------------------------------------------------------------------------------------------------

   1        $ 500,000      Va. State Hsg. Dev. Auth. Cnmnwlth. Mtg. Rev.      Aa*       6.900%      1/01/10 @ 100 S.F.  $515,280
                           Bonds Series B                                              7/01/2013    1/01/00 @ 102 Opt.

   2          500,000      Albemarle Cnty. Va. Ind. Dev. Auth. Hlth.          A+        6.500%      10/01/13 @ 100 S.F.  496,685
                           Servs. Rev. Bonds (The Univ. of Va. Hlth.                  10/01/2022    10/01/02 @ 102 Opt.
                           Servs. Fndtion.) Series 1992

   3          500,000      Arlington Cnty. Va. Ind. Dev. Auth. Hosp. Rev.     A1*       7.000%      9/01/06 @ 100 S.F.   521,065
                           Bonds (The Arlington Hosp.) Series 1991A                    9/01/2011    9/01/01 @ 102 Opt.

   4          250,000      Harrisonburg Va. Redev. & Hsg. Auth. Pub. Fac.     A1*       6.500%      9/01/07 @ 100 S.F.   251,628
                           Lease Rev. Bonds (Rockingham Cnty. & City of                9/01/2014    9/01/01 @ 100 Opt.
                           Harrisonburg Prjt.) Series 1991

   5          400,000      Loudoun Cnty. Va. Ind. Dev. Auth.                  A1*       6.250%      5/15/13 @ 100 S.F.   392,084
                           Univ. Facs. Rev. Rfndg. Bonds (The George                   5/15/2022    5/15/02 @ 102 Opt.
                           Washington Univ.) Series 1992

   6          250,000      Met. Wash. Va. Arpts. Auth. Arpt. Sys. Rev.        AAA       6.250%      10/01/20 @ 100 S.F.  245,067
                           Bonds Series 1992A (AMT) (MBIA Corp.)                      10/01/2021    10/01/02 @ 102 Opt.

   7          450,000      Peninsula Ports Auth. of Va. Hlth. Sys.            Aa*       6.625%      7/01/11 @ 100 S.F.   458,168
                           Rev. & Rfndg. Bonds (Riverside Hlth. Sys.                   7/01/2018    7/01/02 @ 102 Opt.
                           Prjt.) Series 1992-A

   8          150,000      P.R. Elec. Pwr. Auth. Pwr. Rev. Bonds Series O     A-        0.000%      No Sinking Fund       29,965
                                                                                       7/01/2017    None


           $3,000,000                                                                                                 $2,909,942
           ==========                                                                                                 ==========



                                      -11-
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